Exhibit 99.1
P.F. CHANG’S CHINA BISTRO, INC.
P.F. CHANG’S REPORTS THIRD QUARTER EARNINGS
SCOTTSDALE, ARIZONA, October 21, 2009 — P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported consolidated income from continuing operations(1) of $6.2 million for the third quarter ended September 27, 2009 compared to $7.7 million for the third quarter of the prior year. Net income (2) for the third quarter of fiscal 2009 totaled $6.2 million compared to $3.0 million for the third quarter of the prior year.
Income from continuing operations(1) per diluted share for the third quarter of fiscal 2009 was $0.27 compared to $0.32 for the third quarter of the prior year. Net income (2) per diluted share was $0.27 compared to $0.12 in the prior year. Prior year net income includes $7.5 million in pre-tax, non-cash asset impairment charges included in discontinued operations that were recognized during the third quarter in connection with the closure of 10 Pei Wei restaurants during the fourth quarter of 2008.

(000 except per share data)	3Q09	3Q08
Revenues	$290,329	$295,877

Income from continuing operations(1)	$6,225	$7,655
Net income(2)	$6,208	$2,962

Diluted income per share:
Income from continuing operations(1)	$0.27	$0.32
Net income(2)	$0.27	$0.12

Weighted average shares — diluted	23,285	23,927

(1)	Income from continuing operations refers to Income from continuing operations, net of tax attributable to PFCB common stockholders

(2)	Net income refers to Net income attributable to PFCB common stockholders
For the third quarter of 2009, consolidated revenues were $290.3 million compared to $295.9 million for the third quarter of 2008. Sales at company-owned P.F. Chang’s China Bistro restaurants accounted for $217.1 million of consolidated revenues and sales at the Company’s Pei Wei Asian Diner restaurants accounted for $73.2 million of consolidated revenues.
For the 13 weeks ended September 27, 2009, comparable store sales declined 8.5% at the Bistro due to a 6% to 7% reduction in overall guest traffic combined with a slight decline in average check reflecting the net impact of menu mix changes. Comparable store sales at the Bistro decreased 8.0%, 9.4%, and 8.1% in July, August and September, respectively.
For the 13 weeks ended September 27, 2009, comparable store sales declined 0.7% at Pei Wei due to a slight decline in average check reflecting the net impact of menu mix changes partially offset by a flat to 1% increase in overall guest traffic. Comparable store sales at Pei Wei decreased 1.8% and 2.5% in July and August, respectively and increased 2.5% in September.

During the third quarter of 2009, the Company opened two new Bistro and three new Pei Wei restaurants.
2009 Expectations
The Company expects average weekly sales for the fourth quarter of fiscal 2009 to decline approximately 6% at the Bistro and increase approximately 1% at Pei Wei versus the prior year. The Company expects to open five new Bistro restaurants and two new Pei Wei restaurants during the fourth quarter of fiscal 2009. Based on the foregoing, consolidated revenues for the fourth quarter are anticipated to range from $318 million to $320 million. The Company has increased full year earnings expectations and now expects fiscal 2009 EPS from continuing operations to range from $1.70 to $1.75 per share.
2010 Development
The Company currently expects to open five new Bistro restaurants and five new Pei Wei restaurants during fiscal 2010.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the current quarter results. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because preopening and partner investment expenses are solely related to expansion of the Company’s business and vary in timing and magnitude, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are only included in the Company’s consolidated financial presentation as these costs relate to support of both restaurant concepts and are generally not specifically identifiable to individual restaurant operations. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration of management when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 5 through 7 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.

Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its earnings, revenues and anticipated new restaurants are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, failure of the Company’s existing or new restaurants to achieve expected results; changes in general economic and political conditions that affect consumer spending; changes in food costs; the financial performance of restaurants concentrated in certain geographic areas; litigation; the Company’s inability to retain key personnel; potential labor shortages that may delay planned openings; changes in government legislation that may increase labor costs; intense competition in the restaurant industry; tax returns that may be subjected to audits and could have material adverse impact; rising insurance costs; the inability to develop and construct the Company’s restaurants within projected budgets and time periods; failure to comply with governmental regulations; changes in how the Company accounts for certain aspects of the its partnership program; the Company’s ability to successfully expand its operations; and other risks described in the Company’s recent SEC filings.
Contacts:

Investor:	Allison Schulder	(480) 888-3000	allison.schulder@pfcb.com

Media:	Pete Marino	(312) 339-8833	pmarino@digcommunications.com
Dig Communications

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended		39 Weeks Ended
	September 27,	September 28,	September 27,	September 28,
	2009	2008	2009	2008
Revenues	$290,329	$295,877	$901,526	$903,327
Costs and expenses:
Cost of sales	76,364	80,368	239,093	246,030
Labor	95,713	98,059	294,531	301,411
Operating	50,883	52,201	150,383	149,628
Occupancy	17,566	17,270	52,347	52,407
General and administrative	20,408	18,152	60,745	55,801
Depreciation and amortization	19,055	17,235	56,126	50,755
Preopening expense	1,550	1,519	2,499	6,146
Partner investment expense	18	99	(537)	10

Total costs and expenses	281,557	284,903	855,187	862,188

Income from operations	8,772	10,974	46,339	41,139
Interest and other income (expense), net	85	(895)	(1,292)	(2,778)

Income from continuing operations before taxes	8,857	10,079	45,047	38,361
Provision for income taxes	(2,477)	(2,057)	(12,538)	(9,274)

Income from continuing operations, net of tax	6,380	8,022	32,509	29,087
Loss from discontinued operations, net of tax	(17)	(4,693)	(534)	(5,547)

Net income	6,363	3,329	31,975	23,540
Less: Net income attributable to noncontrolling interests	155	367	813	1,559

Net income attributable to PFCB	$6,208	$2,962	$31,162	$21,981

Basic income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.27	$0.33	$1.38	$1.16
Loss from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	(0.20)	(0.03)	(0.24)

Net income attributable to PFCB common stockholders	$0.27	$0.13	$1.35	$0.92

Diluted income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.27	$0.32	$1.35	$1.14
Loss from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	(0.20)	(0.03)	(0.23)

Net income attributable to PFCB common stockholders	$0.27	$0.12	$1.32	$0.91

Weighted average shares used in computation:
Basic	22,810	23,613	23,103	23,828

Diluted	23,285	23,927	23,535	24,156

Amounts attributable to PFCB:
Income from continuing operations, net of tax	$6,225	$7,655	$31,696	$27,528
Loss from discontinued operations, net of tax	(17)	(4,693)	(534)	(5,547)

Net income attributable to PFCB	$6,208	$2,962	$31,162	$21,981

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information

	2007	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD Q3 2009
Units	306	322	331	337	348	348	350	351	356	356
Sales weeks	14,443	4,122	4,256	4,328	4,464	17,170	4,531	4,563	4,604	13,698
AWS	75,067	74,216	70,849	68,363	66,039	69,780	68,382	66,044	63,060	65,814

Revenues	1,084,193	305,917	301,533	295,877	294,797	1,198,124	309,837	301,360	290,329	901,526

Operating costs
Cost of sales	297,242	83,530	82,132	80,368	79,600	325,630	83,072	79,657	76,364	239,093
Labor	364,074	103,381	99,971	98,059	95,500	396,911	100,707	98,111	95,713	294,531
Operating	172,147	48,061	49,366	52,201	49,339	198,967	50,691	48,809	50,883	150,383
Occupancy	62,164	17,626	17,511	17,270	17,402	69,809	17,378	17,403	17,566	52,347
Net income attributable to noncontrolling interests	4,169	705	487	367	374	1,933	370	288	155	813
Depreciation & amortization	55,988	16,370	17,150	17,235	17,956	68,711	18,496	18,575	19,055	56,126
Restaurant operating income	128,409	36,244	34,916	30,377	34,626	136,163	39,123	38,517	30,593	108,233

Development costs
Preopening expenses	14,310	2,819	1,808	1,519	2,311	8,457	488	461	1,550	2,499
Partner investment expense	(2,012)	411	(500)	99	(364)	(354)	(464)	(91)	18	(537)

Other expenses
General and administrative (1)	66,968	18,521	19,128	18,152	21,687	77,488	19,814	20,523	20,408	60,745
Interest and other (income) expense, net	100	934	949	895	584	3,362	940	437	(85)	1,292
Provision for income taxes	12,420	3,581	3,636	2,057	2,919	12,193	4,953	5,108	2,477	12,538
Income from continuing operations	36,623	9,978	9,895	7,655	7,489	35,017	13,392	12,079	6,225	31,696
Loss from discontinued operations, net of tax	(4,560)	(329)	(525)	(4,693)	(2,044)	(7,591)	(43)	(474)	(17)	(534)
Net income attributable to PFCB	32,063	9,649	9,370	2,962	5,445	27,426	13,349	11,605	6,208	31,162

Income from continuing operations per FDS	$1.41	$0.41	$0.41	$0.32	$0.31	$1.45	$0.56	$0.51	$0.27	$1.35

Fully diluted shares (FDS)	25,899	24,295	24,247	23,927	23,851	24,080	23,795	23,526	23,285	23,535

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.4%	27.3%	27.2%	27.2%	27.0%	27.2%	26.8%	26.4%	26.3%	26.5%
Labor	33.6%	33.8%	33.2%	33.1%	32.4%	33.1%	32.5%	32.6%	33.0%	32.7%
Operating	15.9%	15.7%	16.4%	17.6%	16.7%	16.6%	16.4%	16.2%	17.5%	16.7%
Occupancy	5.7%	5.8%	5.8%	5.8%	5.9%	5.8%	5.6%	5.8%	6.1%	5.8%
Net income attributable to noncontrolling interests	0.4%	0.2%	0.2%	0.1%	0.1%	0.2%	0.1%	0.1%	0.1%	0.1%
Depreciation & amortization	5.2%	5.4%	5.7%	5.8%	6.1%	5.7%	6.0%	6.2%	6.6%	6.2%

Restaurant operating income	11.8%	11.8%	11.6%	10.3%	11.7%	11.4%	12.6%	12.8%	10.5%	12.0%

Preopening expenses	1.3%	0.9%	0.6%	0.5%	0.8%	0.7%	0.2%	0.2%	0.5%	0.3%
Partner investment expense	(0.2%)	0.1%	(0.2%)	0.0%	(0.1%)	(0.0%)	(0.1%)	(0.0%)	0.0%	(0.1%)
General and administrative (1)	6.2%	6.1%	6.3%	6.1%	7.4%	6.5%	6.4%	6.8%	7.0%	6.7%
Interest and other (income) expense, net	0.0%	0.3%	0.3%	0.3%	0.2%	0.3%	0.3%	0.1%	(0.0%)	0.1%
Provision for income taxes	1.1%	1.2%	1.2%	0.7%	1.0%	1.0%	1.6%	1.7%	0.9%	1.4%

Income from continuing operations	3.4%	3.3%	3.3%	2.6%	2.5%	2.9%	4.3%	4.0%	2.1%	3.5%

Loss from discontinued operations, net of tax	(0.4%)	(0.1%)	(0.2%)	(1.6%)	(0.7%)	(0.6%)	(0.0%)	(0.2%)	(0.0%)	(0.1%)

Net income attributable to PFCB	3.0%	3.2%	3.1%	1.0%	1.8%	2.3%	4.3%	3.9%	2.1%	3.5%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	128,409	36,244	34,916	30,377	34,626	136,163	39,123	38,517	30,593	108,233
Add: Net income attributable to noncontrolling interests	4,169	705	487	367	374	1,933	370	288	155	813
Less: General and administrative (1)	(66,968)	(18,521)	(19,128)	(18,152)	(21,687)	(77,488)	(19,814)	(20,523)	(20,408)	(60,745)
Less: Preopening expenses	(14,310)	(2,819)	(1,808)	(1,519)	(2,311)	(8,457)	(488)	(461)	(1,550)	(2,499)
Less: Partner investment expense	2,012	(411)	500	(99)	364	354	464	91	(18)	537

Income from operations	53,312	15,198	14,967	10,974	11,366	52,505	19,655	17,912	8,772	46,339

Note:	Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts

(1)	Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information

	2007	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD Q3 2009

Units	172	177	182	182	189	189	190	190	192	192
Sales weeks	8,289	2,275	2,330	2,355	2,413	9,373	2,458	2,470	2,486	7,414
AWS	102,486	103,763	99,502	96,139	93,427	98,127	95,661	91,958	87,324	91,632
Revenues	849,743	236,089	231,972	226,443	225,459	919,963	235,141	227,144	217,093	679,378

Operating costs
Cost of sales	232,578	64,410	62,999	61,430	61,072	249,911	62,963	59,749	56,624	179,336
Labor	282,919	79,318	76,153	74,387	72,109	301,967	76,051	73,286	71,216	220,553
Operating	131,863	36,324	36,603	38,556	37,600	149,083	36,973	36,373	37,487	110,833
Occupancy	47,059	12,981	12,730	12,536	12,423	50,670	12,441	12,412	12,390	37,243
Net income attributable to noncontrolling interests	3,351	497	370	271	223	1,361	179	145	104	428
Depreciation & amortization	42,294	12,265	12,794	12,771	13,261	51,091	13,728	13,646	13,900	41,274
Restaurant operating income	109,679	30,294	30,323	26,492	28,771	115,880	32,806	31,533	25,372	89,711

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.4%	27.3%	27.2%	27.1%	27.1%	27.2%	26.8%	26.3%	26.1%	26.4%
Labor	33.3%	33.6%	32.8%	32.9%	32.0%	32.8%	32.3%	32.3%	32.8%	32.5%
Operating	15.5%	15.4%	15.8%	17.0%	16.7%	16.2%	15.7%	16.0%	17.3%	16.3%
Occupancy	5.5%	5.5%	5.5%	5.5%	5.5%	5.5%	5.3%	5.5%	5.7%	5.5%
Net income attributable to noncontrolling interests	0.4%	0.2%	0.2%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.1%
Depreciation & amortization	5.0%	5.2%	5.5%	5.6%	5.9%	5.6%	5.8%	6.0%	6.4%	6.1%

Restaurant operating income	12.9%	12.8%	13.1%	11.7%	12.7%	12.6%	14.0%	13.9%	11.7%	13.2%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	109,679	30,294	30,323	26,492	28,771	115,880	32,806	31,533	25,372	89,711
Add: Net income attributable to noncontrolling interests	3,351	497	370	271	223	1,361	179	145	104	428
Less: Preopening expenses	(9,012)	(1,729)	(1,271)	(732)	(1,945)	(5,677)	(294)	(280)	(1,004)	(1,578)
Less: Partner investment expense	3,358	245	500	103	218	1,066	148	20	—	168

Income from operations	107,376	29,307	29,922	26,134	27,267	112,630	32,839	31,418	24,472	88,729

Note: General and administrative expenses are reflected in the Company’s consolidated results

Concept: Pei Wei Asian Diner (A)
Supplemental Financial Information

	2007	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD Q3 2009

Units	134	145	149	155	159	159	160	161	164	164
Sales weeks	6,154	1,847	1,926	1,973	2,051	7,797	2,073	2,093	2,118	6,284
AWS	38,095	37,806	36,117	35,192	33,806	35,675	36,011	35,459	34,578	35,344
Revenues	234,450	69,828	69,561	69,434	69,338	278,161	74,696	74,216	73,236	222,148

Operating costs
Cost of sales	64,664	19,120	19,133	18,938	18,528	75,719	20,109	19,908	19,740	59,757
Labor	81,155	24,063	23,818	23,672	23,391	94,944	24,656	24,825	24,497	73,978
Operating	40,284	11,737	12,763	13,645	11,739	49,884	13,718	12,436	13,396	39,550
Occupancy	15,105	4,645	4,781	4,734	4,979	19,139	4,937	4,991	5,176	15,104
Net income attributable to noncontrolling interests	818	208	117	96	151	572	191	143	51	385
Depreciation & amortization	12,278	3,774	3,995	4,119	4,270	16,158	4,350	4,440	4,647	13,437
Restaurant operating income	20,146	6,281	4,954	4,230	6,280	21,745	6,735	7,473	5,729	19,937

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.6%	27.4%	27.5%	27.3%	26.7%	27.2%	26.9%	26.8%	27.0%	26.9%
Labor	34.6%	34.5%	34.2%	34.1%	33.7%	34.1%	33.0%	33.4%	33.4%	33.3%
Operating	17.2%	16.8%	18.3%	19.7%	16.9%	17.9%	18.4%	16.8%	18.3%	17.8%
Occupancy	6.4%	6.7%	6.9%	6.8%	7.2%	6.9%	6.6%	6.7%	7.1%	6.8%
Net income attributable to noncontrolling interests	0.3%	0.3%	0.2%	0.1%	0.2%	0.2%	0.3%	0.2%	0.1%	0.2%
Depreciation & amortization	5.2%	5.4%	5.7%	5.9%	6.2%	5.8%	5.8%	6.0%	6.3%	6.0%

Restaurant operating income	8.6%	9.0%	7.1%	6.1%	9.1%	7.8%	9.0%	10.1%	7.8%	9.0%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	20,146	6,281	4,954	4,230	6,280	21,745	6,735	7,473	5,729	19,937
Add: Net income attributable to noncontrolling interests	818	208	117	96	151	572	191	143	51	385
Less: Preopening expenses	(5,298)	(1,090)	(537)	(787)	(366)	(2,780)	(194)	(181)	(546)	(921)
Less: Partner investment expense	(1,346)	(656)	—	(202)	146	(712)	316	71	(18)	369

Income from operations	14,320	4,743	4,534	3,337	6,211	18,825	7,048	7,506	5,216	19,770

Note: General and administrative expenses are reflected in the Company’s consolidated results

(A)	All current and historical operating results related to closed Pei Wei restaurants are reflected within discontinued operations for all periods presented.

P.F. Chang’s China Bistro
Supplemental Sales Information (Company Owned)
Year of Unit Opening (1)

	Pre-2002	2002	2003	2004	2005	2006	2007	2008	2009	Total

Units	64	14	18	18	18	20	20	17	3	192

Sales (000)

1Q09	90,049	17,380	23,552	18,967	19,752	22,320	23,344	19,653	118	235,135
2Q09	86,490	16,225	22,655	18,623	18,993	21,760	22,750	18,177	1,464	227,137
3Q09	81,993	15,296	21,744	18,361	17,980	20,414	21,743	16,698	2,858	217,087

2009	258,532	48,901	67,951	55,951	56,725	64,494	67,837	54,528	4,440	679,359

Average Weekly Sales (AWS)

1Q09	108,231	95,496	100,651	81,054	84,412	85,846	89,784	88,928	118,392	95,661
2Q09	103,955	89,147	96,814	79,587	81,165	83,691	87,501	82,249	112,615	91,958
3Q09	98,550	84,045	92,922	78,467	76,838	78,517	83,625	75,556	98,552	87,324

2009	103,578	89,563	96,796	79,703	80,805	82,684	86,970	82,245	103,265	91,632

Year-Over-Year Change in AWS (2)

1Q09	-6.6%	-5.1%	-6.4%	-6.5%	-6.5%	-6.2%	-13.5%	-20.0%	—	-7.4%
2Q09	-6.3%	-6.6%	-7.1%	-6.5%	-6.6%	-5.7%	-9.4%	-15.3%	—	-7.1%
3Q09	-8.4%	-8.1%	-7.6%	-8.3%	-7.0%	-8.0%	-10.1%	-16.4%	—	-8.7%

2009	-7.1%	-6.5%	-7.0%	-7.1%	-6.7%	-6.6%	-11.1%	-16.5%	—	-7.7%

Year-Over-Year Change Comp Store Sales (3)

Units	63	14	18	18	18	20	20	6	—	177

1Q09	-6.6%	-5.1%	-6.4%	-6.5%	-6.5%	-6.2%	-10.4%	—	—	-6.6%
2Q09	-6.3%	-6.6%	-7.1%	-6.5%	-6.6%	-5.7%	-9.4%	-5.8%	—	-6.8%
3Q09	-8.9%	-8.1%	-7.6%	-8.3%	-7.0%	-8.0%	-10.1%	-8.4%	—	-8.5%

2009	-7.2%	-6.5%	-7.0%	-7.1%	-6.7%	-6.6%	-9.9%	-8.2%	—	-7.3%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner
Supplemental Sales Information
Year of Unit Opening (1)

	Pre-2002	2002	2003	2004	2005	2006	2007	2008	2009	Total

Units	5	11	17	19	23	27	32	25	5	164

Sales (000)

1Q09	2,690	5,502	8,729	10,036	10,874	12,762	13,386	10,374	298	74,651
2Q09	2,597	5,312	8,464	9,816	10,832	12,681	13,437	10,171	906	74,216
3Q09	2,451	5,057	8,211	9,602	10,602	12,573	13,161	9,733	1,846	73,236

2009	7,738	15,871	25,404	29,454	32,308	38,016	39,984	30,278	3,050	222,103

Average Weekly Sales (AWS)

1Q09	41,380	38,474	39,498	40,632	36,367	36,359	32,179	31,920	49,652	36,011
2Q09	39,958	37,150	38,300	39,739	36,226	36,129	32,300	31,296	34,858	35,459
3Q09	37,709	35,365	37,155	38,875	35,457	35,820	31,637	29,947	36,199	34,578

2009	39,682	36,996	38,318	39,749	36,017	36,103	32,038	31,054	36,751	35,344

Year-Over-Year Change in AWS (2)

1Q09	-4.5%	-3.9%	-2.4%	-2.3%	-2.1%	-0.3%	-3.6%	-22.7%	—	-3.6%
2Q09	-3.3%	-1.5%	-1.2%	-1.5%	1.0%	2.1%	0.9%	-11.8%	—	-1.0%
3Q09	-5.0%	-4.1%	-2.1%	-0.8%	0.8%	3.0%	0.4%	-8.8%	—	-1.1%

2009	-4.2%	-3.2%	-1.9%	-1.6%	-0.1%	1.6%	-0.8%	-13.1%	—	-1.9%

Year-Over-Year Change Comp Store Sales (3)

Units	5	11	17	19	23	27	32	14	—	148

1Q09	-4.5%	-3.9%	-2.4%	-2.3%	-2.1%	-0.3%	-2.9%	—	—	-2.2%
2Q09	-3.3%	-1.5%	-1.2%	-1.5%	1.0%	2.1%	0.9%	-10.6%	—	-0.1%
3Q09	-5.0%	-4.1%	-2.1%	-0.8%	0.8%	3.0%	0.4%	-8.0%	—	-0.7%

2009	-4.2%	-3.2%	-1.9%	-1.6%	-0.1%	1.6%	-0.4%	-8.5%	—	-1.0%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.